Exhibit 10.14

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT is made and executed as of the 4th day of September, 2001, by and between VITRIX, INC., a Nevada corporation (hereinafter called "Debtor") and Frances L. Simek (hereinafter called "Secured Party"). Capitalized terms used but not otherwise defined herein shall have the meaning assigned to such terms in that certain Note Purchase Agreement, dated as of September 4, 2001 (the "Note Purchase Agreement").

                                   WITNESSETH:

     In order to secure the due and timely payment of all of the Secured Indebtedness (as hereinafter defined), including the due and timely performance by Debtor of all of the covenants, agreements and undertakings of Debtor made herein, Debtor hereby grants to Secured Party a continuous and continuing security interest in and to all of the following:

          (a) All Accounts (as defined in Article 9 of the Arizona Uniform Commercial Code), accounts receivable, reimbursements, notes receivable, contracts, contract rights, chattel paper, documents and instruments arising out of the sale of goods or services rendered and any and all agreements for the sale of goods or products or furnishing of services by Debtor;

          (b) All Inventory (as defined in Article 9 of the Arizona Uniform Commercial Code) presently owned and which may be hereafter acquired (howsoever and whensoever acquired) by Debtor and wheresoever located;

          (c) All Equipment (as defined in Article 9 of the Arizona Uniform Commercial Code) presently owned and which may be hereafter acquired
     (howsoever and whensoever acquired) by Debtor and wheresoever located, together with any and all additions and accessions thereto and all Equipment acquired by replacement or substitution;

          (d) All General Intangibles and Contract Rights (as defined in Article 9 of the Arizona Uniform Commercial Code) howsoever and whensoever acquired and including, without limitation, all books, records, ledgers, journals, files and other memoranda relating in any manner to any of the Secured Indebtedness (as hereinafter defined), all patents, copyrights, trademarks, shoprights, manuals, warranties, literature of any sort relating to maintenance, operation, repair or preservation of any Inventory or Equipment, all rights of recovery of Debtor against others for or on account of damage, destruction or injury to or conversion of any Inventory or Equipment of Debtor;

          (e) All Chattel Paper, Instruments (including but not limited to securities), Documents of Title (as such terms are defined in Article 9 of the Arizona Uniform Commercial Code) negotiable documents and securities presently owned and which may be hereafter acquired (howsoever and

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     whensoever acquired) by Debtor and wheresoever located, provided,  however, that the securities held by Debtor and representing an equity interest in Intelogistics Corp. shall be excluded from this Security Agreement; and

          (f) All proceeds and products of the Collateral and all replacements, additions, substitutions and appurtenances therefor.

(All  of  the  foregoing   being   referred  to  herein   collectively   as  the
"Collateral.")

                                    ARTICLE I

                              SECURED INDEBTEDNESS

     1.1 This Security Agreement is made to provide collateral and security for the payment and performance by Debtor of all of the following:

          (a) Debtor's Note, dated as of even date herewith, issued pursuant to the Note Purchase Agreement, payable to the order of Secured Party with interest and with a final maturity date of October 1, 2006, together with any and all extensions, renewals, modifications, substitutions and changes in form thereof (collectively, the "Note");

          (b) The amount of all reasonable expenditures made and obligations incurred by Secured Party in attempting to remedy any material default on the part of Debtor in respect of this Security Agreement or the Note;

          (c) The amount of all expenditures made and obligations incurred by Secured Party in attempting to collect any Secured Indebtedness or to enforce any right or remedy for realizing upon any Collateral for any Secured Indebtedness; and

          (d) Interest on all amounts expended by Secured Party for any of the purposes specified in (b) and (c) next hereinabove at an annual rate of interest equal to 18% per annum.

(All of the foregoing is referred to herein as the "Secured Indebtedness".)

                                   ARTICLE II

                                 REPRESENTATIONS

     Debtor represents to Secured Party as follows:

     2.1 Debtor is duly organized and existing under the laws of the State of Nevada.

     2.2 The execution, delivery and performance of this Security Agreement are within Debtor's corporate powers, have been duly authorized and are not in contravention of law applicable to Debtor or the powers of Debtor's charter,

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bylaws  or  other  incorporation   papers  or  of  any  indenture  agreement  or
undertaking to which Debtor is a party or by which it is bound.

     2.3 Debtor is the owner of the Collateral and has good right and authority to grant a security interest in the Collateral.

     2.4 There are no presently outstanding liens, security interests or encumbrances in or on the Collateral or the proceeds, nor any financing statements covering the Collateral or the proceeds thereof, except for the security interest granted in this Security Agreement and the financing statements executed pursuant hereto.

     2.5 The address of Debtor's place of business is correctly set forth at the beginning of this Security Agreement.

                                   ARTICLE III

                                    COVENANTS

     So long as the Secured Indebtedness or any part thereof remains unpaid, Debtor, for itself, its successors and assigns, covenants and agrees with Secured Party, its successors and assigns, as follows:

     3.1 Debtor shall make prompt payment, as the same becomes due, of all the Secured Indebtedness in accordance with the terms and provisions of the agreements evidencing such Indebtedness.

     3.2 Debtor shall maintain its corporate existence and pay all necessary corporate franchise and license taxes, fees and charges.

     3.3 Debtor shall pay all reasonable expenses and reimburse Secured Party for any reasonable expenditures, including reasonable attorneys' fees and legal expenses, in connection with Secured Party's exercise of any of its rights and remedies under Article IV or Secured Party's protection of the Collateral and its security interest therein.

     3.4 Debtor shall at all times keep accurate and complete records of the Collateral and its proceeds.

     3.5 Debtor agrees to execute such documents and perform all acts and things which Secured Party may deem necessary to perfect and continue to perfect the security interest created by this Security Agreement, to protect the Collateral and to enforce the security interest, including the execution and filing of financing statements, which appointment as attorney-in-fact is irrevocable and coupled with an interest.

     3.6 Notwithstanding the security interest in proceeds granted herein, Debtor shall not sell, lend, rent, lease or otherwise dispose of the equipment forming a part of the Collateral, except for dispositions made in the ordinary

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course of business consistent with past practice,  or any interest therein,  and
Debtor shall keep such Collateral free from unpaid charges, including taxes, and from liens, encumbrances and security interests other than that of Secured Party and will warrant and defend the Collateral against the claims and demands of all other persons, except the holders of the security interests described herein.

     3.7 Debtor shall pay before delinquency all taxes and assessments upon the Collateral or for its use or operation.

     3.8 Debtor shall insure the Collateral constituting Goods (as defined in Article 9 of the Arizona Uniform Commercial Code) with companies acceptable to Secured Party against such casualties and in such amounts as Secured Party shall require.

     3.9 The Collateral constituting Goods will be properly maintained in good condition and will not be misused or abused, wasted or allowed to deteriorate, except for the ordinary wear and tear of its intended primary use.

     3.10 If Debtor shall default in paying when due any tax, assessment or charge levied upon the Collateral or any part thereof or if Debtor fails to maintain the Collateral as above provided, Secured Party may at its option and without waiver of any right hereunder, pay such tax, assessment or charge, or take whatever action is necessary to maintain the Collateral and in each such case the amount paid in respect thereof shall be payable to Secured Party forthwith with interest at 18% per annum until paid and shall become part of the indebtedness secured by this Security Agreement.

     3.11 The equipment forming a part of the Collateral will be used in the business of Debtor and shall remain in Debtor's possession or control at all times.

     3.12 Debtor shall provided notice to Secured Party within ten days after changing the address of its principal place of business.

     3.13 If the Collateral is evidenced by promissory notes, trade acceptances or other instruments for the payment of money, Debtor will, at the request of Secured Party, immediately deliver them to Secured Party, appropriately endorsed to Secured Party's order, Debtor waives presentment, demand, notice of dishonor, protest and notice of protest.

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                                   ARTICLE IV

                             ASSIGNMENT OF PAYMENTS;
                         CERTAIN POWERS OF SECURED PARTY

     Debtor hereby authorizes and directs each issuer and each account debtor and each other person or entity obligated to make payment in respect of any of the intangible property constituting Collateral (each issuer and each such account debtor and other person or entity being herein called a "Collateral Obligor") to pay over to Secured Party (on behalf of all of the holders of the Notes), its officers, agents or assigns, upon demand by Secured Party, all or any part of the Collateral without making any inquiries as to the status or balance of the Secured Indebtedness and without any notice to or further consent of Debtor. To facilitate the rights of Secured Party hereunder, Debtor hereby authorizes Secured Party, its officers, employees, agents or assigns upon the occurrence of a default hereunder, and at any time thereafter:

          (a) to notify Collateral Obligors of the security interest in the respective Collateral created hereunder and to collect all or any part of the Collateral without further notice to or further consent by Debtor, and Debtor hereby constitutes and appoints Secured Party the true and lawful attorney of Debtor (such agency being coupled with an interest), irrevocably, with power of substitution, in the name of Debtor or in its own name or otherwise, to take any of the actions described in the following clauses (b), (c), (d), (e) and (f);

          (b) to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all amounts which may be or become due or payable under the Collateral and to settle and/or adjust all disputes and/or claims directly with any Collateral Obligor and to compromise, extend the time for payment arrange for payment in installments, otherwise modify the terms of, or release, any of the Collateral, on such terms and conditions as Secured Party may determine (without thereby incurring responsibility to or discharging or otherwise affecting the liability of Debtor to Secured Party under this Security Agreement or otherwise);

          (c) to direct delivery of, receive, open and dispose of all mail addressed to Debtor and to execute, sign, endorse, transfer and deliver (in the name of Debtor or in its own name or otherwise) any and all receipts or other orders for the payment of money drawn on the Collateral and all notes, acceptances, commercial paper, drafts, checks, money orders and other instruments given in payment or in part payment thereof and all invoices, freight and express bills and bills of lading, storage receipts, warehouse receipts and other instruments and documents in respect of any of the Collateral and any other documents necessary to evidence, perfect and realize upon the security interests and obligations of this Security Agreement;

          (d) in its discretion to file any claim or take any other action or proceeding which Secured Party may deem necessary or appropriate to protect and preserve the rights, titles and interests of Secured Party hereunder;

          (e) to sign the name of Debtor to financing statements, drafts against Collateral Obligors, assignments or verifications of any of the Collateral and notices to Collateral Obligors.

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     Secured  Party  hereby  agrees  that any  action  taken by a Secured  Party hereunder shall be taken on behalf of all Holders of the Notes and any amounts collected shall be paid over to each Holder in accordance with the terms of the Note and the Note Purchase Agreement. Unless and until a default hereunder shall have occurred, Debtor shall be entitled, except as herein provided and subject to the terms of any other loan document, receive and retain all distributions on the Collateral or any part thereof.

     The powers conferred on Secured Party pursuant to this Article IV are conferred solely to protect Secured Party's interest in the Collateral and shall not impose any duty or obligation on Secured Party to perform any of the powers herein conferred.

                                    ARTICLE V

                          REMEDIES IN EVENT OF DEFAULT

     5.1 The term "default" as used in this Security Agreement shall mean the occurrence of any event of default as defined in the Note or the occurrence of any of the following events:

          (a) The failure of Debtor to make due and punctual payment of the Secured Indebtedness secured hereby, principal or interest, or any part thereof, as the same shall become due and payable, whether at the scheduled due date, maturity or when accelerated pursuant to any power to accelerate held by Secured Party.

          (b) The failure of Debtor punctually and properly to observe, keep or perform any covenant, agreement or condition relating to the Secured Indebtedness or herein required to be observed, kept or performed, if such failure continues for thirty (30) days after written notice and demand by Secured Party for the performance of such covenant, agreement or condition.

          (c) Any material representation made in this Security Agreement shall prove to be untrue.

          (d) Debtor declares itself insolvent or is determined to be insolvent by a court of competent jurisdiction, or makes an assignment for the benefit of creditors.

          (e) A receiver is appointed for all or substantially all of the properties of Debtor or of the Collateral or any part thereof.

          (f) Debtor is adjudicated a bankrupt or requests, either by way of petition or answer, that Debtor be adjudicated a bankrupt or that Debtor be allowed or granted any composition, rearrangement, extension,

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     reorganization  or other relief under any bankruptcy law or under any other law for the relief of debtors now or hereafter existing.

          (g) The dissolution or other termination of Debtor.

     5.2 Upon the occurrence of a default, Secured Party shall have the option, with or without notice, of declaring all the Secured Indebtedness in its entirety to be immediately due and payable.

     5.3 Upon the occurrence of a default, Secured Party may exercise its right of enforcement under the Uniform Commercial Code in force in the State of Arizona at the date of this Security Agreement. In conjunction with, addition to or substitution for those rights and remedies:

          (a) Secured Party may enter upon Debtor's premises to take possession of, assemble and collect the Collateral or to render it unusable; and

          (b) Secured Party may require Debtor to assemble the Collateral and make it available at a place Secured Party designates which is mutually convenient to allow Secured Party to take possession or dispose of the Collateral; and

          (c) Secured Party may waive any default or remedy any default in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default; and

          (d) Written notice mailed to Debtor at its address set forth at the beginning of this Security Agreement ten (10) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice.

     5.4 Also upon the occurrence of a default, Secured Party may at any time, whether before or after any revocation of such power and authority or the maturity of any of the Secured Indebtedness, (i) notify any parties obligated on any of the Accounts, notes receivable, contracts or General Intangibles to make payment to Secured Party of any amounts due or to become due thereunder and enforce collection of any such Accounts, notes receivable, contracts or General Intangibles by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations thereunder or evidenced thereby; (ii) Debtor will, at its own expense, notify any parties obligated on any of the Accounts, notes receivable, contracts or General Intangibles to make payment to the Secured Party of any amounts due or to become due thereunder; and
(iii) Secured Party is authorized to endorse, in the name of Debtor, any item howsoever received by Secured Party, representing any payment on or other proceeds of any of the Collateral. In each instance in which Secured Party may elect hereunder to effect direct collection of any one or more Accounts, notes receivable, contracts or General Intangibles, Secured Party is also entitled to take possession of all books and records of Debtor relating to the Debtor's Accounts, notes receivable, contracts or General Intangibles and Debtor will not in any manner take or suffer any action to be taken to hinder, delay or interfere with the Secured Party's attempts to effect collection.

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     5.5 In addition to the above, Secured Party shall have and may exercise all other rights conferred by law or under this Security Agreement and may resort to any remedy existing at law or in equity for the collection of the Secured Indebtedness and for the enforcement of the covenants and agreements contained herein and the resort to any remedy shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

     5.6 The rights granted hereunder are cumulative of any and all other security now or hereafter held by Secured Party or other holder for payment of the Secured Indebtedness and Secured Party may resort to any security now or hereafter existing for the payment of such indebtedness in such portions and in such order as may seem best to Secured Party in its sole and uncontrolled discretion. No failure on the part of Secured Party to exercise and no delay in exercising any right, power or remedy hereunder shall operate as a waiver thereof nor shall any single or partial exercise by Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any right, power or remedy.

                                   ARTICLE VI

                                  MISCELLANEOUS

     6.1 When all of the Secured Indebtedness has been paid in full and all obligations and liabilities of Debtor hereunder shall have been performed and discharged, then and in that case only the security interests evidenced hereby or provided for herein shall terminate and shall be released at the expense of Debtor and the Collateral then held as such by Secured Party shall become free and clear of such security interests. In such event Secured Party shall execute such instruments, including, but not limited to, Termination Statements, necessary to give effect to this Section 6.1.

     6.2 No modification or waiver of any provision of this Security Agreement nor consent to any departure by Debtor therefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to nor demand on Debtor in any case shall of itself entitle Debtor to any other or further notice or demand in similar or other circumstances.

     6.3 Secured Party may enter upon Debtor's premises at any reasonable time to inspect the Collateral and Debtor's books and records pertaining to the Collateral or its proceeds and Debtor shall assist Secured Party in whatever way necessary to make any such inspection.

     6.4 Secured Party may at any time notify the account debtors or obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness remitted by Debtor to Secured Party as proceeds to pay Secured Party directly.

     6.5 Secured Party may, by any employee or employees Secured Party may designate, execute, sign, endorse, transfer or deliver in the name of Debtor, notes, checks, drafts or other instruments, for the payment of money and receipts, certificates of origin, applications for certificates of title or any

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other  documents  necessary to  evidence,  perfect and realize upon the security interests and obligations of this Security Agreement.

     6.6 Secured Party may assign this Security Agreement so that the assignee shall be entitled to the rights and remedies of Secured Party hereunder and in the event of such assignment, Debtor will assert no claims or defenses it may have against the assignee except those granted in this Security Agreement.

     6.7 All notices and communications provided for herein shall be delivered or mailed, registered or certified, postage prepaid, addressed to the parties hereto at their addresses set forth at the beginning of this Security Agreement, or such other address as any party hereto shall hereafter designate by written notice to the other party.

     6.8 A determination that any provision of this Security Agreement is unenforceable or invalid shall not affect the validity or enforceability of any other provision.

     6.9 Unless the context clearly indicates otherwise, "Debtor" and "Secured Party" as used in this Security Agreement include the respective successors and assigns of those parties.

     6.10 The law governing this Security Agreement shall be that of the State of Arizona in force at the date of this Security Agreement.

     IN WITNESS WHEREOF, this Security Agreement has been duly executed as of the date first above written.

                                    VITRIX, INC.


                                    By: /s/ Thomas S. Bednarik
                                        ----------------------------------------
                                        Thomas S. Bednarik
                                        Chief Executive Officer


                                    INVESTOR


                                    By: /s/ Frances L. Simek
                                        ----------------------------------------
                                        Frances L. Simek

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